Exhibit 31

SECTION  302  CERTIFICATION

I,  Jiaping  Jiang,  certify  that:

1.

I  have  reviewed  this  registration  statement  on Form 10-SB of Broadway International Development  Corporation.

2.

Based  on  my  knowledge,  this registration statement does not contain any untrue  statement  of  a  material  fact  or  omit to state a material fact necessary  to make the statements made, in light of the circumstances under which  such statements were made, not misleading with respect to the period covered  by  this  quarterly  report.

3.

Based  on  my  knowledge,  the  financial  statements,  and other financial information  included in this registration statement, fairly present in all material  respects  the financial condition, results of operations and cash flows  of  the  registrant  as  of,  and for, the periods presented in this registration  statement;

4.

I  am  responsible for establishing and maintaining disclosure controls and procedures  (as  defined  in Exchange Act Rules 13a-14 and 15d- 14) for the registrant  and  have:

a)

Designed  such  disclosure  controls  and  procedures  to  ensure that material  information  relating  to  the  registrant,  including  its consolidated  subsidiaries, is made known to us by others within those entities,  particularly  during  the period in which this registration statement  is  being  prepared.

b)

Evaluated  the  effectiveness  of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this  registration  statement  (the  "Evaluation  Date");  and

c)

Presented  in  this  registration  statement our conclusions about the effectiveness  of  the disclosure controls and procedures based on our evaluation  as  of  the  Evaluation  Date;

5.

I  have disclosed, based on our most recent evaluation, to the registrant's auditors  and  the  audit  committee of registrant's board of directors (or persons  performing  the  equivalent  functions):

a)

All  significant  deficiencies  in the design or operation of internal controls  which  could  adversely  affect  the registrant's ability to record,  process,  summarize  and  report  financial  data  and  have identified  for  the  registrant's auditors any material weaknesses in internal  controls;  and

b)

Any  fraud, whether or not material, that involves management or other employees  who  have  a  significant role in the registrant's internal controls;  and

6.

I  have  indicated in this registration statement whether or not there were significant  changes  in  internal  controls or in other factors that could significantly  affect  internal controls subsequent to the date of our most recent  evaluation,  including  any  corrective  actions  with  regard  to significant  deficiencies  and  material  weaknesses.

Date:  January 4, 2005

/s/ Jiaping Jiang

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Jiaping  Jiang

Director  and  President